SUMMARY PROSPECTUS ï APRIL 30, 2010 Van Kampen Life Investment Trust Mid Cap Growth Portfolio

Class II Shares

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.vankampen.com/lit/midcapgrowth/II. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Portfolio’s prospectus and Statement of Additional Information (“SAI”), both dated April 30, 2010, the Fund’s audited financial statements for the fiscal year ended December 31, 2009, including the notes thereto, and the report of Ernst & Young LLP, included in the Portfolio’s annual report dated December 31, 2009, are all incorporated by reference into this Summary Prospectus. The Portfolio’s SAI and annual report may be obtained, free of charge, in the same manner as the Portfolio’s prospectus.

Investment Objective
The Portfolio’s investment objective is to seek capital growth.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Class II
Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%

Distribution and/or service (12b-1) fees	0.25%

Other expenses	0.52%

Total annual portfolio operating expenses	1.52%

Fee waiver and/or expense reimbursement[1]	0.26%

Net annual portfolio operating expenses after fee waiver and/or expense reimbursement[1]	1.26%

1	The Portfolio’s investment adviser is currently waiving or reimbursing all or a portion of the Portfolio’s management fees and/or other expenses. The fee waivers and/or expense reimbursements are expected to continue (such that the net annual portfolio operating expenses after fee waivers and/or expense reimbursements do not exceed those amounts listed above) until such time that the Portfolio’s Board of Trustees acts to discontinue all or a portion of such fee waivers and/or expense reimbursements when it deems that such action is appropriate.

Example:
The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s net operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class II Shares	$128	$400	$692	$1,523

The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect Portfolio performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Portfolio’s investment adviser seeks to achieve the Portfolio’s investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies. Under normal market conditions, the Portfolio invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of medium-sized companies at the time of investment. Other equity securities include preferred stocks, convertible securities and rights and warrants to purchase common stock. The Portfolio’s investment adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Portfolio’s investment adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Portfolio’s investment adviser generally considers selling an investment when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”). The Portfolio may purchase and sell certain instruments known as “derivatives,” such as options, futures contracts and options on futures contracts (collectively, also referred to in the Portfolio’s prospectus as Strategic Transactions) for various portfolio management purposes and to mitigate risks.

Principal Investment Risks
An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective. An investment in the Portfolio is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Investments in equity securities, including common and preferred stocks, generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The Portfolio emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

•	Risks of medium-sized companies. The Portfolio invests primarily in medium-sized companies which often are newer or less established companies than larger-sized companies. Earnings of medium-sized companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of medium-sized companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general and may be less liquid than those of larger companies.

•	Foreign risks. Risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues. Securities of emerging market country issuers may be subject to heightened levels of these risks.

•	Risks of investing in real estate investment trusts (“REITs”). Investing in REITs makes the Portfolio more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve the duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.

•	Risks of using derivative instruments. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transaction; risks that the transaction may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid. Certain derivatives instruments may give rise to a form of leverage, which could cause the Portfolio to sell securities when it may not be advantageous to do so and may cause volatility.

Annual Performance
One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio’s Class II Shares over the nine calendar years prior to the date of the Portfolio’s prospectus. The Portfolio’s performance figures do not include sales charges or other expenses at the contract level that would be paid by investors.

If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.

Annual Return

The Portfolio’s return for the three-month period ended March 31, 2010 for Class II Shares was 5.02%. Updated performance information for the Portfolio is available on our web site at www.vankampen.com.

During the nine-year period shown in the bar chart, the highest quarterly return for Class II Shares was 25.00% (for the quarter ended June 30, 2009) and the lowest quarterly return for Class II Shares was –27.87% (for the quarter ended March 31, 2001).

Comparative Performance
As a basis for evaluating the Portfolio’s risks, the table below shows how the Portfolio’s performance compares with the Russell Midcap® Growth Index, a broad-based market index that the Portfolio’s investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio’s performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The “Since Inception” performance information presented below for Class II Shares and the corresponding performance information for the Russell MidCap® Growth Index is provided since September 25, 2000.

Average annual total returns are shown for the periods ended December 31, 2009 (the most recently completed calendar year prior to the date of the Portfolio’s prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.

Average Annual Total Returns
for the Periods Ended	Past	Past	Since
December 31, 2009	1 Year	5 Years	Inception

Van Kampen Mid Cap Growth Portfolio — Class II Shares	56.37%	2.65%	–5.98%

Russell Midcap® Growth Index (reflects no deduction for fees, expenses, taxes, commissions or sales charges)	46.29%	2.40%	–2.20%

Management Services
Van Kampen Asset Management is the Portfolio’s investment adviser (the “Adviser”). Information about the current persons jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

		Date Began
Name	Title with Adviser	Managing Fund

Dennis P. Lynch	Managing Director	2007

David S. Cohen	Managing Director	2007

Sam G. Chainani	Managing Director	2007

Alexander T. Norton	Executive Director	2007

Jason C. Yeung	Executive Director	2007

Armistead B. Nash	Executive Director	2008

Purchase and Sale of Portfolio Shares
Shares of each portfolio are sold only to separate accounts (the “Accounts”) of various insurance companies taxed as domestic insurance companies for federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the “Contracts”). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the contract owners (the “Contract Owners”). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. Investors can contact their financial adviser for more information regarding the insurance company’s Accounts.

The Portfolio’s shares are redeemable. Payment for shares tendered for redemption by the insurance company is ordinarily made within seven days after tender in proper form. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form.

Tax Information
The Accounts may receive distributions from the Portfolio of dividends and capital gains, which may be taxable depending on the tax status of the insurance company to which the Account relates. See “Federal Income Taxation” in the Portfolio’s prospectus and the tax section of the accompanying Contract prospectus for more information.

Payments to Insurance Companies and
Other Financial Intermediaries
The Portfolio and its related companies may pay the affiliates and certain insurance companies and/or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the affiliates, insurance companies or other intermediary to recommend the Portfolio over another investment. Ask your insurance company for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2010 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: LITSUMAG II 4/10